EXHIBIT 10.7

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this day of August 3, 1999 with an effective date of January 5, 1999 by and between 5TH AVENUE CHANNEL CORP. (the "Company"), a Florida corporation ADAM TAYLOR (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company operates an internet, television and marketing business (the "Business"); and

         WHEREAS, subject to the terms and conditions hereinafter set forth, the Company desires to employ the Employee and the Employee desires to be so employed by the Company.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by this reference.

         2. EMPLOYMENT. In exchange for the "Compensation" (as hereinafter defined) and subject to the other terms and conditions hereinafter set forth, the Company hereby employs the Employee to render his services as an employee of the Company, and the Employee hereby accepts such employment.

         3. TERM. This Agreement shall commence on the date hereof and shall continue to be in effect for one (1) year from the effective date of this Agreement ("Term"), unless terminated prior to the end of the Term in accordance with Section 6 of this Agreement. At the end of the Term, this Agreement shall be automatically renewed for consecutive additional one-year periods ("Renewal Terms") unless either party provides written notice of non-renewal to the other not less than ninety (90) days prior to the end of the Term or any such renewal term.

         4. EMPLOYEE DUTIES. For purposes of this Agreement, "Employee Duties" shall mean serving the Company in whatever responsibilities the parties mutually agree upon as amended from time to time. The Employee shall devote full attention and render exclusive, full-time services to the Company and shall be an employee solely of the Company according to the terms of this Agreement.

         5. COMPENSATION. In exchange for the Employee's performance of the Employee Duties hereunder, the Company hereby agrees to pay the Employee the following compensation (collectively, the "Compensation"):

               (a) BASE SALARY. The Company shall pay the Employee a gross annual base salary (the "Base Salary") of One Hundred Two Thousand Dollars ($100,000). Salary shall be paid by the Company in accordance with the Company's regular payroll practices but not less

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often than every month during the Term. The Company's Board of Directors shall review the Employee's Salary annually and may increase it if the Employee's performance justifies such an increase.

               (b) STOCK OPTIONS. The Company agrees to grant to Employee options at no cost to purchase 5,000 shares/month of the Company's common stock, $.001 par value per share, every month for the term of this Agreement, at an exercise price equal to $.25 above the then market value of an average of five days prior to the grant date except the first 35,000 shares which will be grated at $5 per share. The options will vest ratably over a three-year period beginning from the grant date. Except as provided in this agreement, the options shall be governed by the terms the Company's option plan.

               (c) OTHER BENEFITS.

                    (i) FRINGE BENEFITS. Employee shall be entitled to Company-paid $1,000,000 term life insurance, Company-paid health, medical, dental and hospitalization insurance coverage as well as any pension, profit-sharing plan and any other fringe benefit plans or programs, whether now existing or hereafter established for participation of comparably situated employees, such as but not limited to the Company's 401(k) plan.

                    (ii) EXPENSE REIMBURSEMENT. It is contemplated that, in connection with his employment hereunder, the Employee may incur business, entertainment and travel expenses. The Company agrees to promptly reimburse the Employee in full for all preapproved reasonable, ordinary and necessary business, entertainment and other related expenses, including travel expenses, incurred or expended by him incident to the performance of his duties hereunder, and incurred or expended in accordance with the Company's policies with respect to such expenses, upon submission by the Employee to the Company of such vouchers or expense statements satisfactorily evidencing such expenses as may be reasonably required by the Company or its accountants. In addition, the company agrees to provide the Employee with a $1,000 per month automobile reimbursement.

                    (iii) VACATIONS AND HOLIDAYS. Employee shall be entitled to paid vacations and holidays in accordance with the companies politics in effect from time to time for its senior executive officers, but not less than three (3) weeks of vacation during each fiscal year.

         6. TERMINATION.

               (a) BY COMPANY - FOR CAUSE. The Company shall have the right to terminate the employment of the Employee for cause immediately upon providing written notice to the Employee. For purposes of this Agreement, "cause" shall mean only the occurrence of any of the following, each of which shall be deemed a breach of this Agreement:

                    (i) Employee's failure (other than as a result of illness or mental or physical disability), within seven (7) days after written notice from the Company, to cure any material breach of the Employee Duties or any of his other obligations under this Agreement;

                    (ii) Employee's habitual and material negligence in the performance of the Employee Duties or the Employee's negligence otherwise, which in either event results in a

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material loss to the Company; In no event shall the results of the Company's operations or any business judgment made in good faith by the Executive constitute an independent basis for termination for cause of the Executive's employment under this agreement.

                    (iii) Employee's commission of any act of corporate theft, misappropriation of funds, breach of duty as an officer of the Company or other willful misconduct, act of dishonesty or intentional harm against or to the Company;

                    (iv) Employee's conviction of or pleading nolo contendere to any felony;

                    (v) Employee's failure to perform his duties hereunder on account of an incapacitating physical or mental condition for sixty (60) or more work days in any six (6) month period ("Permanent Disability"). If there is any dispute as to whether the Employee has suffered a permanent disability, the Employee shall submit to an examination by a physician whose selection shall be agreed upon by both the Employee and the Company, and whose determination shall be binding; or

                    (vi) Employee's failure to abide by the Company's policies or procedures, including, but not limited to the Company's policy against disclosure of "Confidential Information" (as hereinafter defined), sexual harassment and discrimination.

                    (vii) The Employee's employment under this shall terminate upon his death. In such event, his estate shall be entitled to receive the Executive's base salary and other benefits to which the Employee is entitled under this agreement up to the effective date of such termination.

                    In the event the Company elects to terminate the Employee's employment hereunder as set forth above, the Company shall give written notice to such effect to the Employee, which notice shall describe in reasonable detail the actions of the Employee constituting cause.

               (b) BY EMPLOYEE - FOR CAUSE. The Employee shall have the right to terminate his employment under this Agreement for cause immediately upon sending written notice to the Company in the event the Company fails, within thirty (30) days of written notice from the Employee, to cure any breach of its obligations under this Agreement.

               (c) SEVERANCE PAY. If this Agreement is terminated by the Company without cause then (without limiting any other rights or claims which employee may have in respect of the Company's breach of contract or otherwise), the Employee shall be entitled to receive from the Company his Base Salary, which will be a minimum of three months' base salary, and the other benefits referred to in Par. 5 excluding Paragraph 5 (b). If the Company elects not to renew this Agreement at the end of the First Year Term, then the Employee shall be entitled to receive from the Company three months' Base Salary and other benefits referred to in Par. 5 excluding paragraph 5(b).

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         7. CONFIDENTIAL INFORMATION AND COMPETITION.

               (a) CONFIDENTIAL INFORMATION. The Employee hereby acknowledges that he will or may be making use of, acquiring and adding to confidential information of a special and unique nature and value affecting and relating to the Company and the Parent and their respective operations, including, but not limited to, their respective businesses, the identities of their respective customers and suppliers, their respective data base information, prices paid by the Company and the Parent for inventory, their respective business practices, marketing strategies, expansion plans, contracts, business records and other records, trade secrets, inventions, techniques, know-how and technologies, whether or not patentable, and other similar information relating to the Company and the Parent (all the foregoing regardless of whether same was known to the Employee prior to the date hereof is hereinafter referred to collectively as "Confidential Information"). The Employee further recognizes and acknowledges that all Confidential Information is the exclusive property of the Company and the Parent, is material and confidential, and greatly affects the legitimate business interests, goodwill and effective and successful conduct of the Company and the Parent's respective businesses. Accordingly, the Employee hereby covenants and agrees that he will use the Confidential Information only for the benefit of the Company and the Parent and shall not at any time, directly or indirectly, either during the Term of this Agreement or afterward, divulge, reveal or communicate any Confidential information to any person, firm, corporation or entity whatsoever, or use any Confidential Information for his own benefit or for the benefit of others.

         8. MISCELLANEOUS.

               (a) NOTICES. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given only upon hand delivery thereof or upon the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         To Company:                          5th Avenue Channel Corp.
                                              3957 N.E. 163rd Street
                                              North Miami Beach, FL 33160
                                              Attn:  Melvin Rosen, President

         To Employee:                         Adam Taylor
                                              279 Atlantic Avenue
                                              North Miami, Fl 33160

or to such other address or such other person as any party shall designate, in writing, to the other for such purposes and in the manner hereinabove set forth.

               (b) ENTIRE AGREEMENT. This Agreement sets forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter contained herein, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions with respect to said subect matter, expressed or implied, oral or written, except as herein contained.

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               (c) AMENDMENT. The parties hereby irrevocably agree that no attempted amendment, modification, termination, discharge or change (collectively, "Amendment") of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such Amendment.

               (d) NO WAIVER. No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

               (e) GENDER AND USE OF SINGULAR AND PLURAL. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

               (f) COUNTERPARTS. This Agreement and any amendments may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

               (g) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of the Agreement.

               (h) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the parties pertaining to this Agreement shall, to the extent permitted by law, be held in Miami-Dade County, Florida.

               (i) FURTHER ASSURANCES. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

               (j) NO THIRD PARTY BENEFICIARY. This Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and no other person other than the Parent shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third-party beneficiary or otherwise.

               (k) PROVISIONS SEVERABLE. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules, and regulations of the jurisdiction in which the parties do business. If any provision of this Agreement, or the application thereof to any person or circumstances shall, for any reason or to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

               (l) LITIGATION. If any party hereto is required to engage in litigation against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any rights under this Agreement, and such litigation results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including,

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but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

               (m) REPRESENTATION BY EMPLOYEE. Employee hereby represents and warrants that he is not a party to any agreement, contract or understanding, whether of employment or otherwise, which would in any way restrict or prohibit him from undertaking or performing employment with the Company in accordance with the terms and conditions of this Agreement.

               (n) MERGER, ETC. OF THE COMPANY. In the event of a future disposition of (or including) the properties and business of the company, substantially or in its entirety, by merger, consolidation, sale of assets, or otherwise, then the Company may elect either:

                    (i) To assign this agreement and all of the Company's rights and obligations under this agreement to the acquiring or surviving corporation, provided, that such acquiring or surviving corporation shall assume in writing all of the obligations of the Company under this agreement.

                    (ii) To terminate this agreement upon at least 30 written notice and the payment to the Executive of the compensation provided for in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                COMPANY:

                                                5TH AVENUE CHANNEL CORP., a
                                                Florida corporation

                                                 By: /S/ MELVIN ROSEN
                                                    ----------------------------
                                                    Melvin Rosen
                                                    President

                                                EMPLOYEE:

                                                     /S/ ADAM TAYLOR
                                                    ----------------------------
                                                         ADAM TAYLOR

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